Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
23.
SUBSEQUENT EVENTS

On January 9, 2024, the Group signed a share purchase agreement to further invest in Beijing OrionStar, which enables the Group to make a cash investment of US$16.7 million in Beijing OrionStar and exercise its right under the convertible loan with principal amount of RMB100.0 million that the Group provided to Beijing OrionStar in 2021 to convert all of the principal and the accrued interest into Beijing OrionStar's equity interest. Additionally, Gongqingcheng Orion Industrial Investment Center (Limited Partnership) (the "Fund") made an investment of RMB150 million, into Beijing OrionStar. Conew Network, is one of the limited partners of the Fund and currently owns 49.5% interest in the Fund. Upon the completion of the investment, the Group's equity interest in Beijing OrionStar is expected to be 72.10%, without taking into account the stake it holds indirectly through the Fund; The Group will hold, both directly and indirectly, 73.95% equity interest in Beijing OrionStar, including the stake it holds indirectly through the Fund. The indirect interest held by the Group through the Fund is considered to be controlled by the Group and the indirect interests held by the other limited partner and the fund manager of the fund are recognized as mezzanine equity of the Group, and have no impact on the statement of comprehensive losses.

The Group has evaluated subsequent events through the date of issuance of the consolidated financial statements and does not identify any other events that would have material financial impact on the Group’s consolidated financial statements.